Fair Value Measurement - Changes in Fair Value of Financial Assets and Liabilities in Level 3 (Parenthetical) (Detail) - Level 3 of fair value hierarchy [member] - CAD ($) $ in Millions	Jan. 31, 2026	Oct. 31, 2025	Jan. 31, 2025
Disclosure of reconciliation of changes in fair value measurement assets liabilities [line items]
Deposits	$ 249	$ 263	$ 210
Bifurcated embedded derivative liabilities	276	205	166
Other liabilities designated at FVTPL	$ 8	$ 8	$ 3